SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2002

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MindArrow Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28403	77-0511097

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2120 Main Street, Suite 200, Huntington Beach, California (Address of principal executive offices)	92648 (ZIP Code)

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Registrant’s telephone number, including area code: (714) 536-6200

101 Enterprise, Suite 340, Aliso Viejo, California 92656 (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT
ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         On June 12, 2002, MindArrow Systems, Inc. (the “Company”) completed the sale of its securities to investors in a private placement pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) in reliance upon the exemption from registration under Rule 506 of Regulation D under the Securities Act of 1933, as amended. In the Purchase Agreement, the Company agreed to sell an aggregate of 7,500,000 shares of common stock at $0.40 per share to a group of investors led by East-West Capital Associates, Inc. (“EWCA”) and its affiliate, East West Venture Group, LLC, a private venture capital fund (collectively, “East-West”).

         In addition, in connection with the Purchase Agreement the Company agreed to issue the following warrants:

1.	A warrant to purchase up to 1,500,000 shares of common stock at $0.50 per share (the “Advisory Warrant”), expiring three years after issuance, issued to EWCA in connection with an Advisory Agreement entered into concurrently with the Purchase Agreement;

2.	A warrant to purchase up to 6,000,000 shares of common stock vesting in increments of 2,000,000 shares every six months at exercise prices of $0.75, $1.00, and $1.25 per share, respectively (the “Consulting Warrant”), expiring three years after issuance, issued to EWCA in connection with a Consulting Agreement entered into concurrently with the Purchase Agreement; and

3.	Warrants to purchase up to 1,875,000 shares of common stock for one year after issuance (the “Re-Set Warrants”) issued to investors under the Purchase Agreement, vesting only if the closing price of the Company’s common stock averages, for a period of 20 consecutive trading days, less than $0.40 per share. Upon vesting, the exercise price of the warrants will be set at 60% of the average closing price of the Company’s common stock during the 20 trading day period.

         On May 10, 2002, the Company also issued to EWCA a warrant to purchase up to 1,500,000 shares of its common stock at a price of $0.50 per share (the “Exclusivity Warrant”) in connection with East-West’s commitment to undertake the financing contemplated by the Purchase Agreement.

         The issuance of stock and warrants under the Purchase Agreement is to occur in two closings (excluding the Exclusivity Warrant, all of which was issued on May 10, 2002). The first closing (the “Initial Closing”) was completed on June 12, 2002, pursuant to which the Company sold an aggregate of 4,400,000 shares of common stock and issued warrants (consisting of partial issuances of the Advisory Warrant, Consulting Warrant and Re-Set Warrants) for up to 5,600,000 shares of common stock. Upon the Initial Closing, a portion of the Exclusivity Warrant representing 107,143 shares was assigned by EWCA to other investors. In the second closing (the “Second Closing”), which is expected to occur in July 2002, the Company will sell an additional 3,100,000 shares of common stock and issue warrants to purchase up to 3,775,000 shares of common stock. The Second Closing is subject to stockholder approval and the satisfaction of certain conditions set forth in the Purchase Agreement, and there can be no assurance that such approval will be obtained or that the Second Closing will occur.

         Under the Purchase Agreement, East-West also agreed to purchase, subject to certain conditions set forth in the Purchase Agreement and upon the demand of the Board of Directors of the Company received by East-West no later than 90 days after the Initial Closing, up to 2,500,000 additional shares of common stock at $0.40 per share and receive Re-Set Warrants to purchase an additional 625,000 shares of common stock (collectively, the “Demand Securities”). The issuance of the Demand Securities is conditioned upon the receipt of stockholder approval by the Company of the sale of such additional shares.

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         The following table indicates East-West’s beneficial ownership of the Company’s voting securities (i) upon the Initial Closing, (ii) under the Second Closing and (iii) upon issuance of the Demand Securities. Since the Second Closing and issuance of the Demand Securities are each subject to stockholder approval and certain conditions set forth in the Purchase Agreement, there can be no assurance that either of such transactions will occur.

			% Voting Securities
	Common Stock	Warrants	Beneficially Owned[1]

Initial Closing (June 12, 2002)	3,650,000	6,805,357	20.0%

Second Closing	2,571,591	3,642,898	9.9%

Issuance of Demand Securities	2,500,000	625,000	7.3%

TOTAL	8,721,591	11,073,255	31.5%

         1 Beneficial ownership is determined by including shares and warrants (or such portion thereof) that are exercisable currently or within 60 days following the date of this Report, and excludes shares underlying options and warrants held by any person other than East-West.

         East-West’s address is 10900 Wilshire Blvd., Suite 950, Los Angeles, California 90024.

         In connection with the Purchase Agreement, the Company also entered into an Investors’ Rights Agreement (“IRA”) and a Registration Rights Agreement (“RRA”) with the investors. Under the IRA, the Company agreed to, among other things, (i) grant to the investors a right of first offer with respect to future sales of stock by the Company (subject to customary exclusions, including for underwritten public offerings and acquisitions), (ii) require prior approval of EWCA before the Company can take certain actions, including engaging in a merger, liquidation, sale of material assets, sale of shares, change in senior management or transactions with affiliates, or incurring capital expenditures or debt greater than $100,000, and (iii) the appointment of two individuals selected by EWCA to the Company’s Board of Directors and nomination of two individuals selected by EWCA in future elections of directors. Under the IRA, our Board of Directors appointed Mr. Merv Adelson to our Board effective June 12, 2002. Under the RRA, the Company agreed to provide the investors with certain demand and piggyback registration rights, entitling the investors to have their shares purchased in the Purchase Agreement and the shares issuable upon exercise of the warrants registered for resale by the Company.

         In connection with the investment in the Company by East-West, simultaneously with the Initial Closing on June 12, 2002, holders of all outstanding shares of preferred stock of the Company, consisting of an aggregate 1,575,275 shares of Series B and Series C preferred stock, agreed to convert their shares of preferred stock into 3,264,510 shares of common stock.

         The foregoing is a summary description of the terms of the Purchase Agreement and the other agreements contemplated therein, and by its nature is incomplete. It is qualified in the entirety by the text of these agreements, copies of which are attached hereto as Exhibits 10.1-10.9. All readers of this Current Report are encouraged to read the entire text of the Purchase Agreement and the other agreements attached hereto.

         THE COMPANY PLANS TO FILE A PRELIMINARY PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION RELATING TO THE SOLICITATION OF PROXIES IN CONNECTION WITH A SPECIAL MEETING OF STOCKHOLDERS TO APPROVE THE TRANSACTIONS IN THE SECOND CLOSING AND THE SALE OF THE DEMAND SECURITIES. THE COMPANY STRONGLY ADVISES ALL STOCKHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. WHEN FILED, THE PROXY STATEMENT WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT WWW.SEC.GOV.

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ITEM 7		FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits	The following documents are filed as exhibits to this report:

	10.1	Securities Purchase Agreement, dated June 12, 2002

	10.2	Investors’ Rights Agreement, dated June 12, 2002

	10.3	Registration Rights Agreement, dated June 12, 2002

	10.4	Advisory Warrant, dated June 12, 2002, to purchase up to 1,500,000 shares of common stock

	10.5	Consulting Warrant, dated June 12, 2002, to purchase up to 6,000,000 shares of common stock

	10.6	Form of Re-Set Warrant, dated June 12, 2002, to purchase up to 2,500,000 shares of common stock

	10.7	Exclusivity Warrant, dated May 10, 2002, to purchase up to 1,500,000 shares of common stock

	10.8	Advisory Agreement, dated as of June 12, 2002, between the Registrant and East-West Capital Associates, Inc.

	10.9	Strategic Consulting Agreement, dated as of June 12, 2002, between the Registrant and East-West Capital Associates, Inc.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 25, 2002	MindArrow Systems, Inc.

	By:	/s/ Michael Friedl

Michael Friedl Chief Financial Officer

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EXHIBIT INDEX

ITEM 7		FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits	The following documents are filed as exhibits to this report:

	10.1	Securities Purchase Agreement, dated June 12, 2002

	10.2	Investors’ Rights Agreement, dated June 12, 2002

	10.3	Registration Rights Agreement, dated June 12, 2002

	10.4	Advisory Warrant, dated June 12, 2002, to purchase up to 1,500,000 shares of common stock

	10.5	Consulting Warrant, dated June 12, 2002, to purchase up to 6,000,000 shares of common stock

	10.6	Form of Re-Set Warrant, dated June 12, 2002, to purchase up to 2,500,000 shares of common stock

	10.7	Exclusivity Warrant, dated May 10, 2002, to purchase up to 1,500,000 shares of common stock

	10.8	Advisory Agreement, dated as of June 12, 2002, between the Registrant and East-West Capital Associates, Inc.

	10.9	Strategic Consulting Agreement, dated as of June 12, 2002, between the Registrant and East-West Capital Associates, Inc.